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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 28, 1997



                          Strategic Distribution, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                        0-5228                    22-1849240
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
  of corporation)                                            Identification No.)


12136 W. Bayaud, Suite 320
Lakewood, Colorado                                            80228
(Address of principal                                       (Zip Code)
  executive offices)



Registrant's telephone number, including area code:   (303) 234-1419



                                       N/A
          (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.

         On January 28, 1997, the Registrant and its wholly owned subsidiary, INTERMAT Acquisition Corp., a Delaware corporation ("Merger Sub"), consummated the acquisition of INTERMAT International Materials Management Engineers, Inc., a Texas corporation ("INTERMAT"). Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 28, 1997, by and among the Registrant, Merger Sub, INTERMAT and the holders of the outstanding Common Stock of INTERMAT, INTERMAT was merged with and into Merger Sub (the "Merger").

         The consideration paid in the Merger (which was determined as the result of arms'-length negotiations) consisted of short-term promissory notes in the aggregate principal amount of $10,800,000, which notes were guaranteed by the Registrant (the "Guaranteed Term Notes"), 625,000 shares of the Registrant's Common Stock and subordinated promissory notes of Merger Sub, guaranteed by the Registrant, in the aggregate principal amount of $1,400,000, payable on January 28, 2000 and bearing interest at the rate of 9% per annum.

         The Guaranteed Term Notes were paid in full by Merger Sub on January 29, 1997 in accordance with their terms with cash contributed to Merger Sub's capital by the Registrant from the Registrant's available cash.

         INTERMAT is a leading provider of materials cataloguing products and services. INTERMAT has developed proprietary cataloguing technology which allows users to organize and consolidate their inventories of maintenance, repair and operations materials, identify and eliminate duplicate items and determine alternative items and their sources. The Registrant intends to continue to use the acquired assets in connection with the operation of INTERMAT's business.


Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired:

                 The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

          (b) Pro Forma Financial Information:

                 The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.



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          (c) Exhibits:

          2. Agreement and Plan of Merger, dated as of January 28, 1997, by and among Strategic Distribution, Inc., INTERMAT Acquisition Corp., INTERMAT International Materials Management Engineers, Inc., Jeffery O. Beauchamp, Toni R. Beauchamp, Gregory A. Enders, Winston Gilpin, Gary Johnson and John Miday.

          The exhibits and the schedules to the Merger Agreement are not being filed herewith. The Registrant undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, set forth below is a list of the omitted exhibits and schedules.

          Exhibits

          Exhibit A             Form of Stockholders Consent

          Exhibit B             Form of Promissory Note and Guarantee

          Exhibit B-1           Form of Guaranteed Term Note

          Exhibit C             Form of Guarantee (of Guaranteed Term Notes)

          Exhibit D             Form of Escrow Agreement

          Exhibit E             Form of Employment Agreement

          Exhibit F             Form of Registration Rights Agreement

          Exhibit G             Form of Opinion of Counsel to SDI and Merger
                                Sub

          Exhibit H             Form of Opinion of Counsel to INTERMAT and the
                                Stockholders

          Exhibit I Form of Mutual Release (related to former Employment Agreements)

          Schedules


          Schedule 2.02(a)      Allocation of Merger Consideration

          Schedule 2.02(b) Allocation of Escrow Amount; Remainder of Merger Consideration to be Delivered to Stockholders

          Schedule 3.04 Conflicts or Violations Caused by the Execution, Delivery and Performance of the Merger Agreement by INTERMAT and the Stockholders

          Schedule 3.06(a)      INTERMAT Financial Reports (December 31, 1995
                                and 1994)

          Schedule 3.06(b)      INTERMAT Unaudited Financial Statements
                                (November 1996)



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          Schedule 3.07         INTERMAT Changes or Events Since November 30,
                                1996

          Schedule 3.10         INTERMAT Equipment and Machinery

          Schedule 3.11         INTERMAT Intellectual Property and Intangible
                                Assets

          Schedule 3.12         INTERMAT Government Permits, Licenses and
                                Authorizations

          Schedule 3.15(a)      INTERMAT Contracts

          Schedule 3.15(b) Third Parties to INTERMAT Contracts Which Must Consent to Contract Assignment Prior to Merger

          Schedule 3.16         Notes and Accounts Receivable Payable to
                                INTERMAT

          Schedule 3.18         INTERMAT Employee Plans

          Schedule 3.19 INTERMAT Customers, Suppliers, Distributors and Representatives

          Schedule 3.20         INTERMAT Insurance Coverage

          Schedule 3.21         INTERMAT Transactions with Affiliates

          Schedule 3.23(a)      INTERMAT Employees and Salaries

          Schedule 3.27         INTERMAT Financial Projections

          Schedule 7.04(c)      Tax Allocation of Purchase Price




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act, of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            STRATEGIC DISTRIBUTION, INC.



Date:  February 11, 1997                    By: /s/ Andrew M. Bursky
                                               ---------------------
                                               Andrew M. Bursky
                                               Chairman of the Board of
                                               Directors

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                                  EXHIBIT INDEX





Exhibit No.                                 Description
-----------                                 -----------

   2 Agreement and Plan of Merger, dated as of January 28, 1997, by and among Strategic Distribution, Inc., INTERMAT Acquisition Corp., INTERMAT International Materials Management Engineers, Inc., Jeffery O. Beauchamp, Toni R. Beauchamp, Gregory A. Enders, Winston Gilpin, Gary Johnson and John Miday.